Exhibit 10.4

AMENDMENT NO. 1 TO PATENT AND TRADEMARK SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of July 23, 2007 (this “Agreement”), by and between EMAGIN CORPORATION, a Delaware corporation (the “Grantor”), to ALEXANDRA GLOBAL MASTER FUND LTD., a British Virgin Islands international business company, as collateral agent (in such capacity, the “Collateral Agent”) on behalf of the Holders (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), amends the PATENT AND TRADEMARK SECURITY AGREEMENT, dated as of July 21, 2006 (the “Patent and Trademark Security Agreement”), made by the Grantor to the Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Grantor and the Collateral Agent are parties to the Patent and Trademark Security Agreement;

WHEREAS, the Grantor and the Collateral Agent wish to amend the Patent and Trademark Security Agreement as provided in this Agreement; and

NOW THEREFORE, in consideration of the premises and the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 As used in this Agreement, the terms “Agreement”, “Grantor”, “Collateral Agent” and “Patent and Trademark Security Agreement” shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

1.2 Capitalized terms used in this Agreement and not defined in this Agreement shall have the respective meanings provided in the Patent and Trademark Security Agreement.

1.3 All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

1.4 The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Amended Lockbox Agreement” means the Lockbox Agreement, dated as of July 21, 2006, by and between the Grantor, the Lockbox Agent and the Collateral Agent, as amended by Amendment No. 1 to Lockbox Agreement, dated as of July 23, 2007, by and between the Grantor and the Collateral Agent.

“Amended Notes” means the Amended and Restated 8% Senior Secured Convertible Notes due 2008 issued by the Grantor upon amendment and restatement of the Notes.

“Amended Patent and Trademark Security Agreement” means the Patent and Trademark Security Agreement as amended by this Agreement.

“Amended Pledge and Security Agreement” means the Pledge and Security Agreement, dated as of July 21, 2006, by and between the Grantor and the Collateral Agent, as amended by Amendment No. 1 to the Pledge and Security Agreement, dated as of July 23, 2007 by and between the Grantor and the Collateral Agent.

“Amendment Agreements” means the several Amendment Agreements, dated as of July 23, 2007 by and between the Company and the Holders.

“Amendment Transaction Documents” means the Amended Notes, the Amended Warrants, the Certificate Designations, the Amended Patent and Trademark Security Agreement, the Amended Pledge and Security Agreement, the Amended Lockbox Agreement and the other agreements, instruments and documents contemplated hereby and thereby.

“Certificate of Designations” means the Certificate of Designations of Series A Senior Secured Convertible Preferred Stock of the Grantor as filed with the Secretary of State of the State of Delaware.

“Effective Date” shall have the meaning provided in Section 4.

“Effective Time” shall have the meaning provided in the Amendment Agreements.

“Holders” means with respect to any time prior to the Effective Time on the Effective Date the holders of Notes and with respect to any time after the Effective Time on the Effective Date, the holders from time to time of any Amended Notes or shares of Series A Preferred Stock.

“Series A Preferred Stock” means the Series A Senior Secured Convertible Preferred Stock, par value $0.001 per share, of the Grantor.

2. Amendments.

2.1 Amendments to Patent and Trademark Security Agreement. Upon the terms and subject to the conditions of this Agreement, the Patent and Trademark Security Agreement is hereby amended as follows:

(a) Amendment of Certain Definitions. Section 1(d) of the Patent and Trademark Security Agreement shall be amended by deleting the terms “Additional Note Purchase Agreement”, “Event of Default”, “Holder”, “Note Purchase Agreements”, “Majority Holders”, “Notes”, “Obligations” and “Transaction Documents” and the accompanying definitions thereof and substituting in lieu thereof in their respective alphabetical order the following:

“Additional Note Purchase Agreement” means the Note Purchase Agreement, dated as of July 21, 2006, as amended on March 28, 2007, by and between the Company and Stillwater LLC, as amended by the Amendment Agreement, pursuant to which the Company issued the Additional Note.

“Event of Default” means:

(1) the failure by the Grantor to perform in any material respect any obligation of the Grantor under this Agreement as and when required by this Agreement; or

(2) the failure by the Grantor to pay the Optional Redemption Price or the Mandatory Redemption Price; or

(3) the breach by the Grantor of any other material covenant or other term or condition of the Certificate of Designations; or

(4) any representation or warranty made by the Grantor pursuant to this Agreement shall have been untrue in any material respect when made or deemed to have been made; or

(5) the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Patent and Trademark Security Agreement as and when required by the Patent and Trademark Security Agreement;

(6) any representation or warranty made by the Grantor pursuant to the Patent and Trademark Security Agreement shall have been untrue in any material respect when made or deemed to have been made;

(7) the failure by the Grantor to perform in any material respect any obligation of the Grantor under the Lockbox Agreement as and when required by the Lockbox Agreement;

(8) any representation or warranty made by the Grantor pursuant to the Lockbox Agreement shall have been untrue in any material respect when made or deemed to have been made; or

(9) any Event of Default, as that term is defined in any of the Notes.

“Holder” means any Buyer or any holder from time to time of any Note or any Preferred Shares.

“Majority Holders” means at any time (i) such of the holders of Notes who hold Notes which, based on the outstanding principal amounts thereof, represent a majority of the aggregate outstanding principal amount of the Notes at such time, and (ii) such of the holders of Preferred Shares which shares constitute a majority of the outstanding Preferred Shares at such time.

“Note Purchase Agreements” means the several Note Purchase Agreements, dated as of July 21, 2006, by and between the Grantor and the respective Buyer party thereto, as amended by the Amendment Agreement, pursuant to which the Grantor issued the Notes, including, without limitation, the Additional Note Purchase Agreement.

“Notes” means the Amended and Restated 8% Senior Secured Convertible Notes due 2008 issued by the Grantor upon amendment and restatement of the Grantor’s 6% Senior Secured Convertible Notes due 2007-2008, as amended, originally issued pursuant to the Note Purchase Agreements, including, without limitation, the Additional Note.

“Obligations” means:

(1) the full and prompt payment when due of all obligations and liabilities to the Holders, whether now existing or hereafter arising, under the Transaction Documents and the due performance and compliance with the terms of the Transaction Documents;

(2) the full and prompt payment when due of all obligations and liabilities of the Grantor to pay the Optional Redemption Price and Mandatory Redemption Price pursuant to the Preferred Shares and the due performance and compliance with the terms of the Certificate of Designations;

(3) any and all sums advanced by the Collateral Agent or any Holder in order to preserve the Collateral or to preserve the Security Interest;

(4) in the event of any proceeding for the collection or enforcement of any obligations or liabilities of the Grantor referred to in the immediately preceding clauses (1) and (2) in accordance with the terms of the Transaction Documents, the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and

(5) any amounts for which the Collateral Agent or any Holder is entitled to indemnification under Section 4(n).

(b) Additional Defined Terms. Section 1(d) of the Patent and Trademark Security Agreement shall be amended by adding new defined terms and definitions thereof, in the places constituting their respective alphabetical orders, as follows:

“Amendment Agreement” means the several Amendment Agreements, dated as of July 23, 2007, by and between the Grantor and the Holders.

“Certificate of Designations” means the Certificate of Designations of Series A Senior Secured Convertible Preferred Stock of the Grantor as filed with the Secretary of State of the State of Delaware.

“Mandatory Redemption Price” shall have the meaning assigned to such term in the Certificate of Designations.

“Optional Redemption Price” shall have the meaning assigned to such term in the Certificate of Designations.

“Preferred Shares” means shares of Series A Senior Secured Convertible Preferred Stock issued by the Grantor.

3. Effect of Amendment; Confirmation.

(a) From and after the Effective Date, the rights and obligations of the Grantor, the Collateral Agent and the Holders under the Patent and Trademark Security Agreement and the Transaction Documents and all other agreements, documents and instruments contemplated hereby and thereby shall apply with full force and effect to the Patent and Trademark Security Agreement, as amended by this Agreement, and each reference to the Patent and Trademark Security Agreement in the Transaction Documents shall be deemed to be a reference to the Patent and Trademark Security Agreement, as amended by this Agreement and each reference in the Patent and Trademark Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Patent and Trademark Security Agreement as amended hereby, and this Agreement and the Patent and Trademark Security Agreement shall be read together and construed as a single instrument.

(b) Except as amended by this Agreement, the Patent and Trademark Security Agreement shall remain in full force and effect in accordance with its respective terms.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Collateral Agent, the Grantor or the Holders under the Patent and Trademark Security Agreement or any of the Transaction Documents, nor constitute a waiver or amendment of any other provision of the Patent and Trademark Security Agreement or any of the Transaction Documents or for any purpose except as expressly set forth herein.

(d) Nothing in this Agreement or in connection with the transactions contemplated by this Agreement or otherwise shall be construed, directly or indirectly, by implication or otherwise to impair the validity, enforceability, priority, perfection or other attributes of the security interest granted pursuant to the Patent and Trademark Security Agreement.

4. Effectiveness.

The amendment of the Patent and Trademark Security Agreement pursuant to this Agreement shall become effective on the date (the “Effective Date”) when all of the following conditions are satisfied:

(a) The Collateral Agent shall have received Acknowledgement and Consents, in the form attached hereto as Exhibit A, from the Majority Holders; and

(b) On the Effective Date the Effective Time under all of the Amendment Agreements shall have occurred.

5. Miscellaneous.

5.1 Waiver and Amendments; Successors and Assigns.
The provisions of Section 13 of the Patent and Trademark Security Agreement shall be applicable to this Agreement as if this Agreement were the “Agreement” referred to in Section 13 of the Patent and Trademark Security Agreement.

5.2 Counterparts.
This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.3 Titles and Subtitles.
The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.4 Notices.
Any notice required or permitted under this Agreement shall be given as provided in the Patent and Trademark Security Agreement.

5.5 Severability.
If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6 Entire Agreement.
This Agreement and the other Amendment Transaction Documents and other documents contemplated hereby and thereby constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

5.7 Further Assurances.
The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

5.8 Applicable Law.
This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws, except to the extent that under the New York Uniform Commercial Code the laws of another jurisdiction govern matters of perfection and the effect of perfection or non-perfection of any security interest granted under the Patent and Trademark Security Agreement, as amended by this Agreement.

5.9 Counterparts; Execution.
This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, but all the counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by electronic or telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

5.10 Construction.
The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers or other representatives thereunto duly authorized as of the date first above written.

EMAGIN CORPORATION

By:	/s/
Name: Title:

ALEXANDRA GLOBAL MASTER FUND LTD., as Collateral Agent By: ALEXANDRA INVESTMENT MANAGEMENT, LLC, as Investment Advisor

By:	/s/
Name: Title:

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

To: ALEXANDRA GLOBAL MASTER FUND LTD.,
As Collateral Agent

c/o Alexandra Investment Management, LLC
767 Third Avenue, 39th Floor
New York, New York 10017

Re: eMagin Corporation

Reference is made to the Patent and Trademark Security Agreement, dated as of July 21, 2006 (as amended, supplemented or otherwise modified from time to time, the “Patent and Trademark Security Agreement”) by and between eMagin Corporation, a Delaware corporation (the “Grantor”), to Alexandra Global Master Fund Ltd., a British Virgin Islands international business company, as collateral agent (in such capacity, the “Collateral Agent”) on behalf of the Holders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Patent and Trademark Security Agreement.

The Grantor has requested that the Holders consent to an Amendment to the Patent and Trademark Security Agreement on the terms described in that certain Amendment No. 1 to the Patent and Trademark Security Agreement (“Amendment No. 1 to Patent and Trademark Security Agreement”), the form of which is attached hereto.

Pursuant to Section 13 of the Patent and Trademark Security Agreement, the undersigned Holder hereby consents to the terms of Amendment No. 1 to Patent and Trademark Security Agreement and authorizes the Collateral Agent to execute and deliver Amendment No. 1 to Patent and Trademark Security Agreement on its behalf.

Very truly yours, NAME OF HOLDER: ______________________________

Dated as of July 23, 2007	By:	/s/
Name: Title: